THE VANTAGEPOINT FUNDS

Supplement dated January 25, 2012 to the Prospectus dated May 1, 2011, as supplemented on July 1, 2011 and October 4, 2011

This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus and other supplements thereto.

Vantagepoint Equity Income Fund

Effective January 17, 2012, Mark Giambrone, of Barrow, Hanley, Mewhinney & Strauss, LLC ceased to be a portfolio manager of the Vantagepoint Equity Income Fund. Therefore, Mr. Giambrone’s name should be considered deleted from the tables relating to Barrow, Hanley, Mewhinney & Strauss, LLC found in the sections “Management — Subadvisers” on page 8 and “Subadvisers and Portfolio Managers” found on page 91.

Vantagepoint Growth Fund

At a meeting held on December 13, 2011, Vantagepoint Investment Advisers, LLC recommended and Board of Directors of The Vantagepoint Funds approved the termination of Legg Mason Capital Management, LLC (“Legg Mason”), D.G. Capital Management Trust (“D.G. Capital”), and Tukman Grossman Capital Management, Inc. (“Tukman Grossman”) as subadvisers of the Vantagepoint Growth Fund and appointed Atlanta Capital Management Company, LLC (“Atlanta Capital”) and Victory Capital Management Company, LLC (“Victory Capital”) as subadvisers to that fund.

As a result of these actions, the following changes are being made to the Prospectus:

Information relating to Legg Mason, D.G. Capital, and Tukman Grossman found on pages 13 and 14 in the sections “Management — Subadvisers” and “Subadvisers and Portfolio Managers” found on page 93 should be considered deleted.

In addition, the following tables should be included in the section “Management — Subadvisers” on pages 13 and 14.

Atlanta Capital Management Company, LLC

Name	Title with Subadviser	Length of Service
Richard England, CFA	Managing Director and Principal	Co-Portfolio Manager of the Fund since January 2012
Paul Marshall, CFA	Vice President and Principal	Co-Portfolio Manager of the Fund since January 2012

Victory Capital Management, Inc.

Name	Title with Subadviser	Length of Service
Erik Maronak	Chief Investment Officer Senior Portfolio Manager and Senior Managing Director	Lead Portfolio Manager of the Fund since January 2012
Jason Dahl, CFA	Senior Portfolio Manager and Managing Director	Co-Portfolio Manager of the Fund since January 2012
Scott Kefer, CFA	Senior Portfolio Manager and Managing Director	Co-Portfolio Manager of the Fund since January 2012
Michael Koskuba	Senior Portfolio Manager and Managing Director	Co-Portfolio Manager of the Fund since January 2012

The following tables and information should be added to the section “Subadvisers and Portfolio Managers” found on page 93.

Atlanta Capital Management Company, LLC (“Atlanta Capital”), 1075 Peachtree Street NE, Suite 2100, Atlanta, Georgia 30309 serves as a subadviser to the Fund employing a large-cap growth strategy. Atlanta Capital seeks to invest in companies with a demonstrated history of consistent growth and stability in earnings that Atlanta Capital believes will provide attractive returns with moderate risk over the long-term. Atlanta Capital’s investment process combines growth stock investing with a proprietary reward-to-risk valuation discipline to create portfolios of approximately forty-five to fifty-five companies that it believes to be high quality. Atlanta Capital has served as a subadviser since 2012.

Name	Five Year Business History	Role in Fund Management

Richard England, CFA	Joined Atlanta Capital in 2004	Co-Portfolio Manager
Paul Marshall, CFA	Joined Atlanta Capital in 2000	Co-Portfolio Manager

Victory Capital Management, Inc. (“Victory Capital”), 127 Public Square, 14th Floor, Cleveland, Ohio 44114 serves as a subadviser to the Fund employing a large cap growth strategy. Victory Capital seeks to invest in a focused portfolio of approximately 30 stocks of growth companies that Victory Capital believes are high quality and will deliver earnings growth greater than that which the market expects. Victory Capital has served as a subadviser since 2012.

Name	Five Year Business History	Role in Fund Management

Erik Maronak	Joined Victory and/or an affiliate in 1999	Lead Portfolio Manager and Chief Investment Officer
Jason Dahl, CFA	Joined Victory and/or an affiliate in 1999	Co-Portfolio Manager
Scott Kefer, CFA	Joined Victory and/or an affiliate in 1999	Co-Portfolio Manager
Michael Koskuba	Joined Victory and/or an affiliate in 1999	Co-Portfolio Manager

Please retain this supplement for future reference.

SUPP-021-201201-949